Exhibit 10.1

EXECUTION VERSION

Amendment No. 4 to Credit Agreement
AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of March 6, 2018 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended by Amendment No. 1 to Credit Agreement dated as of March 31, 2017, Amendment No. 2 to Credit Agreement dated as of June 2, 2017 Amendment No. 3 to Credit Agreement dated as of February 5, 2018, and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL Energy Partners LP, a Delaware limited partnership (“Parent”), NGL Energy Operating LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”) Deutsche Bank AG, New York Branch, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).
RECITALS
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and
WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their respective alphabetical order therein:

““Initial Sawtooth Disposition” has the meaning assigned to such term in clause (i) of the definition of “Sawtooth Disposition.”
““Sawtooth” means Sawtooth NGL Caverns, LLC, a Delaware limited liability company.”
““Sawtooth Disposition” means (i) the sale of approximately 32.43% of the issued and outstanding Equity Interests of Sawtooth, to Magnum Liquids, LLC, a Delaware limited liability company, and certain affiliates of Magnum Liquids, LLC for cash consideration of approximately $45,000,000 together with certain other contributed consideration (the “Initial Sawtooth Disposition”) and (ii) the subsequent sales of additional remaining outstanding Equity Interests of Sawtooth through the exercise two separate purchase options, one for approximately 21.62% of the Equity Interests of Sawtooth and the final one for the remaining roughly 45.95% of the Equity Interests of Sawtooth for additional consideration of approximately $175,000,000.”

““Sawtooth Entities” means Sawtooth and NGL Supply Terminal Solution Mining, LLC, a Delaware limited liability company.”
3.Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

4.Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by each of the Credit Parties, and by Lenders constituting the Required Lenders.

(b)Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

5.Sawtooth Entity Releases; Net Proceeds Application; Contribution to Consolidated EBITDA. By executing this Amendment, each Lender party hereto consents, subject to the consummation of the Initial Sawtooth Disposition, to the release of (and authorizes the Collateral Agent to release) each Sawtooth Entity (i) as a Guarantor under its Guaranty, (ii) as a “Grantor” under the Security Agreement, (iii) as a direct or indirect “Subsidiary” of any Credit Party under any Loan Document, and (iv) with respect to any other obligations under the Loan Documents. The Credit Parties hereby agree to use the Net Proceeds of each Sawtooth Disposition to pay down existing Indebtedness no later than five (5) Business Days after the consummation of such Sawtooth Disposition. For the avoidance of doubt, on and after the Initial Sawtooth Disposition, the determination of “Consolidated EBITDA” for a given period shall not include the value of any Sawtooth Entity, except that cash distributions from a Sawtooth Entity received by a Credit Party during such period may be included in the determination of “Consolidated EBITDA” for such period.

6.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

8.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

9.Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

10.Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment; provided that, for the avoidance of doubt, each Sawtooth Entity, shall cease to be a Guarantor on and after the consummation of the Initial Sawtooth Disposition as provided in this Amendment.

11.Lender Acknowledgement. Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment and to release the Sawtooth Entities from their respective obligations under the Loan Documents consistent with this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By: /s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership

By: /s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 4 to Credit Agreement

GUARANTORS:
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
HICKSGAS, LLC
HIGH SIERRA ENERGY, LP
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SUPPLY TERMINAL COMPANY, LLCNGL SUPPLY TERMINAL SOLUTION MINING, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
OPR, LLC
OSTERMAN PROPANE, LLC
SAWTOOTH NGL CAVERNS, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC

By: /s/ Robert W. Karlovich III
Name: Robert W. Karlovich III
Title: Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 4 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as
Administrative Agent and as Collateral Agent

By: /s/ Chris Chapman
Name: Chris Chapman
Title: Director

By: /s/ Shai Bandner
Name: Shai Bandner
Title: Director

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as
Technical Agent

By: /s/ Chris Chapman
Name: Chris Chapman
Title: Director

By: /s/ Shai Bandner
Name: Shai Bandner
Title: Director

Signature Page to Amendment No. 4 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By: /s/ Delphine Gaudiot
Name: Delphine Gaudiot
Title: Director

By: /s/ Redi Meshi
Name: Redi Meshi
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Stephen Monto
Name: Stephen Monto
Title: SVP

BARCLAYS BANK PLC,
as a Lender

By: /s/ Nicholas Guzzardo
Name: Nicholas Guzzardo
Title: Assistant Vice President

Signature Page to Amendment No. 4 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Anna C. Ferreira
Name: Anna C. Ferreira
Title: Vice-President

TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender

By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jacob L. Osterman
Name: Jacob L. Osterman
Title: Director

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page to Amendment No. 4 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ ChristopherZybrick
Name: Christopher Zybrick
Title: Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

MACQUARIE BANK LIMITED,
as a Lender
By: /s/ Andrew Herring
Name: Andrew Herring
Title: Division Director

By: /s/ Paul Weston
Name: Paul Weston
Title: Associate Director

Signature Page to Amendment No. 4 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender
By: /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement